ROWAN COMPANIES, INC.
OFFSHORE RIG FLEET AND CONTRACT STATUS
As of December 29, 2011

OFFSHORE RIGS							Contract Status
			Depth (feet)		Year in			Day Rate	Estimated
Name		Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)
Ultra Deepwater Drillships:
Rowan Reliance		GustoMSC 10,000	12,000	40,000	2015		Available			Rig is contracted for construction by HHI with expected delivery in late 2014.
Rowan Resolute		GustoMSC 10,000	12,000	40,000	2014		Available			Rig is contracted for construction by HHI with expected delivery in mid 2014.
Rowan Renaissance		GustoMSC 10,000	12,000	40,000	2014		Available			Rig is contracted for construction by HHI with expected delivery in late 2013.
Cantilever Jack-up Rigs:
Rowan EXL IV		S116-E	350	35,000	2011	Gulf of Mexico	Apache	Mid 80s	January 2012
Joe Douglas		240-C	375	35,000	2012	Gulf of Mexico	Available
Rig was delivered in late December 2011 and will remain in the shipyard until late January 2012 for additional outfitting and crew training. Rig has a verbal commitment from McMoRan for one ultra deep gas well in the Gulf of Mexico (approximately one year) at a day rate in the low 180s. Rig would likely drill one or more shakedown wells prior to commencing McMoRan ultra deep gas work, which is not yet contracted.

Rowan Norway	*	N-Class	400	35,000	2011	UK North Sea	Xcite Energy	Low 200s Low 250s	February 2012 October 2012
Rig commenced operations under the contract at a standby rate at the beginning of December 2011.  Contract is for combined drilling and production operations with an initial term of 240 days expected to commence in February 2012.  Contract has a one year priced option in the low 250s. Production fee of $1 per barrel of oil produced is also payable during the initial term.

Rowan EXL III		S116-E	350	35,000	2011	Gulf of Mexico	McMoRan	Low 140s	January 2012
Rowan Stavanger	*	N-Class	400	35,000	2011	Norway	Talisman Norway	High 330s	May 2012	Rig is conducting accommodations work in the Norwegian sector of the North Sea.
								Low 350s	July 2012
						UK North Sea		Mid 270s	April 2013
						Norway		Low 320s	June 2013
							Available		June 2014
							Lundin	Mid 340s Mid 350s	August 2015 November 2016
Rig is contracted for 15 wells estimated to commence operations in the Norwegian sector of the North Sea in Q2 2014. In the event the contract extends beyond 1000 days, the day rate increases to the mid 360s for the first 500-day extension and to the mid 370s for the second 500-day extension.  The Company may substitute a comparable rig depending on availability.

Rowan Viking	*	N-Class	400	35,000	2011	UK North Sea	Total UK	Low 220s	January 2013
Rowan EXL II		S116-E	350	35,000	2011	Trinidad	BP Trinidad	Mid 130s	February 2014
Rowan EXL I		S116-E	350	35,000	2010	Gulf of Mexico	McMoRan	Low 140s	March 2012
Ralph Coffman		240-C	375	35,000	2009	Gulf of Mexico	McMoRan	Low 180s	March 2012	Rig was idle for three days during the month of November 2011.
J.P. Bussell		225-C	300	35,000	2008	Vietnam	Petronas Carigali	High 120s	June 2012
Rowan-Mississippi		240-C	375	35,000	2008	Middle East	Saudi Aramco	Low 200s	June 2014
Rig commenced operations in late December 2011. The indicated day rate reflects an approximate $21,000 per day penalty for late delivery of the rig. The Company is in the process of filing a formal appeal to Aramco to reverse the penalty. The contract includes a priced option for one additional year in the mid 190s.  The rig was idle during the month of November 2011.

Hank Boswell		225-C	300	35,000	2006	Middle East	Saudi Aramco	High 120s	May 2014
Rig is expected to enter the shipyard for approximately 60 days in late 2012 for customer-required well control equipment upgrades.  No day rate revenue will be recognized while the rig is in the shipyard.

Bob Keller		225-C	300	35,000	2005	Middle East	Saudi Aramco	High 120s	May 2014
Rig is expected to enter the shipyard for approximately 60 days in early 2012 for customer-required well control equipment upgrades.  No day rate revenue will be recognized while the rig is in the shipyard.

Scooter Yeargain		225-C	300	35,000	2004	Middle East	Saudi Aramco	High 120s	August 2014
Rig is expected to enter the shipyard for approximately 60 days in late 2012 for customer-required well control equipment and mud pump upgrades.  No day rate revenue will be recognized while the rig is in the shipyard.

Bob Palmer		224-C	550	35,000	2003	Middle East	Saudi Aramco	Low 270s	June 2014
The indicated day rate reflects an approximate $6000 per day penalty for late delivery of the rig. The Company is in the process of filing a formal appeal to Aramco to reverse the penalty. The contract includes a priced option for one additional year in the mid 290s.

Rowan Gorilla VII		219-C	400	35,000	2002	UK North Sea	Apache	Low 180s	May 2012	The contract includes two (2) six-month options at mutually-agreed rates with a cap of 120% of the current day rate.
Rowan Gorilla VI		219-C	400	35,000	2000	UK North Sea	BG	Low 200s	December 2012	The contract includes priced option for one well estimated for 300 days in the low 220s.
Rowan Gorilla V		219-C	400	35,000	1998	UK North Sea	Total	Low 180s Mid 200s	March 2012 March 2013	Rig was idle for three days during the month of November 2011.
Rowan Gorilla IV		200-C	450	35,000	1986	Gulf of Mexico	Walter Oil & Gas	Mid 120s	June 2012
Rig is in the shipyard for inspections and modifications before commencing operations in mid January 2012.  Rig will receive a reduced day rate in the mid 90s for approximately two weeks of the shipyard stay.  Rig was idle for three days during the month of November 2011.
We are in discussions with Pemex regarding the application and payment of the day rate charges during the downtime occurring during August, September and October 2011.  No day rate revenue was recognized during the periods of downtime.

Rowan Gorilla III		200-C	450	30,000	1984	Trinidad	Niko Resources / Bayfield Energy	High 120s	November 2012
Contract is for a firm term of eight wells with an expected duration of one year.  Customer has the option to extend the contract for up to nine additional wells with an expected duration of one year.  The day rate for wells spud in the second year of the contract is the low 130s.  Rig was idle for two days during the month of November 2011.

Rowan Gorilla II		200-C	350	30,000	1984	Malaysia	Petronas Carigali	High 110s	November 2012	Rig was idle for four days during the month of November 2011.
Rowan-California		116-C	300	30,000	1983	Middle East	Total Qatar	Low 60s	February 2012	The contract includes a priced option with an expected duration of 30 days at a day rate in the low 60s.
							Wintershall	Mid 70s	August 2012
Cecil Provine		116-C	300	30,000	1982	Gulf of Mexico	Apache	Mid 70s	February 2012
Gilbert Rowe		116-C	350	30,000	1981	Middle East	Available			Rig is in the shipyard. Company is considering possible upgrades. Rig was idle during the month of November 2011.
Arch Rowan		116-C	350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014
Rig was in the shipyard for contractual upgrades during the month of November 2011.  Rig is expected to commence operations in mid January 2012.  Rig may be subject to a penalty of up to one-half of the day rate for every day beyond November 13, 2011.  Any such penalty would be recognized ratably over the remaining contract period.

Charles Rowan		116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 80s	November 2014
Rig was in the shipyard for contractual upgrades during the month of November 2011.  Rig is expected to commence operations in mid January 2012.  Rig may be subject to a penalty of up to one-half of the day rate for every day beyond November 13, 2011.  Any such penalty would be recognized ratably over the remaining contract period.

Rowan-Paris		116-C	350	30,000	1980	Middle East	Available			Rig is in the shipyard. Company is considering possible upgrades. Rig was idle during the month of November 2011.
Rowan-Middletown		116-C	350	30,000	1980	Middle East	Saudi Aramco	Mid 80s	November 2014
Rig was in the shipyard for contractual upgrades during the month of November 2011.  Rig is expected to commence operations in late January 2012.  Rig may be subject to a penalty of up to one-half of the day rate for every day beyond November 13, 2011.  Any such penalty would be recognized ratably over the remaining contract period.

Conventional Jack-up Rigs:
Rowan-Juneau		116	250	30,000	1977	Gulf of Mexico	Available			Rig was idle during the month of November 2011.
Rowan-Alaska		84	350	30,000	1975	Gulf of Mexico	Available			Rig was idle during the month of November 2011.
Rowan-Louisiana		84	350	30,000	1975	Gulf of Mexico	McMoRan	Low 70s	July 2012	Contract includes a priced option for one additional well estimated for 220 days at a day rate in the low 80s. Rig was idle for eight days during the month of November 2011.

"*" Denotes Keppel unit design constructed at Keppel FELS shipyard in Singapore.  Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design.  225-C is a Tarzan Class unit.  240-C is LeTourneau's latest jack-up design.  Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells. Rowan EXL is an enhanced version of the Super 116E class.  Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.  THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Revisions to Fleet Status Report Noted in Bold